(ICON)

Prudential
U.S.
Government
Fund

ANNUAL
REPORT
Oct. 31, 1995

(LOGO)

Prudential U.S. Government Fund
Performance At A Glance.

Slow economic growth and low inflation lifted bond prices this year, rewarding government bond investors. In fact, through October 31, 1995, the Lehman Brothers 20-year U.S. Treasury Index returned 26%. That's not far behind stocks, which returned 29% as measured by the S&P 500 Index for the same period. We're pleased to report that the Prudential U.S. Government Fund in the last year has returned more than the average general U.S. government bond fund measured by Lipper Analytical Services.

Cumulative Total Returns1                             As of 10/31/95
                                     One       Five        Since
                                     Year      Years     Inception2
Class A                              18.9%     58.6%        62.2%
Class B                              18.1      52.7         85.6
Class C                              18.2      N/A          14.7
Lipper Gen. U.S. Govt. Bonds Avg3    14.7      51.2         90.0

Average Annual Total Returns1                          As of 9/30/95
                                     One       Five        Since
                                     Year      Years     Inception2
Class A                              16.6%      9.7%         8.5%
Class B                              15.6       8.8          7.0
Class C                              15.7       N/A         10.8

                           Total Dividends        30-Day
                           Paid for 12 Mos.      SEC Yield
Dividends
&
Yields         Class A         $0.62               5.55%
As of          Class B          0.55               5.72
10/31/95       Class C          0.56               5.77

An investment in the Fund is neither insured nor guaranteed by the U.S. government.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Mutual Fund Management and Lipper Analytical Services. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account sales charges. The Fund charges a maximum sales load of 4% for Class A shares. Class B shares are subject to a contingent deferred sales charge of 5%, 4%, 3%, 2%, 1% and 1%, respectively, for six years. Class C shares charge a CDSC of 1% for one year. Class B shares will automatically convert to Class A shares on a quarterly basis, approximately seven years after purchase.

2 Inception dates:  Class A 1/22/90; Class B 11/7/86; Class C 8/1/94.

3 The Lipper category measures the average of 163 funds for one year, 74 funds for five years and 46 since inception of the Class B shares on 11/7/86.

How Investments Compared.
(As of 10/31/95)

(GRAPH)

Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results.
The risks to each of the investments listed above are different -- we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher yields means tolerating more risk.
The greater the risk, the larger the potential reward or loss. In addition, we've added historical 20-year average annual returns to show that some of 1995's returns (so far) are higher than normal. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks. Investors receive higher historical total returns from stocks than from most other investments.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly) and their total returns are historically lower than those of stock funds.

General Muni Debt Funds* invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

Money Market Funds attempt to preserve a constant share value; they don't fluctuate much in price but their returns are generally among the lowest of the major investment categories.

* 19 years for General Muni Debt Funds.

Barbara L. Kenworthy, Fund Manager                  (PICTURE)

Portfolio
Manager's Report

The Prudential U.S. Government Fund invests mostly in U.S. government bonds. It also can place a smaller proportion of assets in corporate bonds. Its long-term maturity allows it to gain in price quickly when interest rates are falling, but it will lose value faster when interest rates rise.

Strategy Session.
When we last reported to you in April, interest rates were falling, economic growth was slowing and the threat of rising inflation was beginning to subside. This not only continued but also intensified rather dramatically in the last six months, as the 30-year U.S. Treasury yield fell by another full percentage point over the period, to 6.3% on October 31.

To benefit, we lengthened the Fund's duration, a gauge of its sensitivity to interest rate changes that is measured in years (similar to maturity). The longer a bond's duration, the more its price will tend to rise when interest rates fall--and vice-versa. So while interest rates were gradually falling in April, our duration was about 6.3 years. As the decline accelerated, we increased duration until it was 6.9 years on October 31. As a result, we were able to capture better total returns than many other competing funds.

A core strategy of ours is to look for price discrepancies among the different sectors of the bond market, buying inexpensive bonds and then selling them when their prices rise. For instance, when mortgages suddenly looked very highly priced earlier in the year, we sold them and bought U.S. Treasurys. Then, as the prices of some U.S. Treasurys appreciated rapidly, we sold them and purchased U.S. government agency bonds. The latter offered more income (due to their higher coupons) and more price stability than Treasurys.

Falling Rates / Historical Yield Curve
(GRAPH)

Merger Vote.
Shareholders have been asked to approve a merger of the Fund with the Prudential Government Income Fund. If approved, the merger would become effective on or about January 19, 1996.

What Went Well.
We lengthened duration by the right amount at the right time -- to more than 7.5 years when interest rates were falling this summer--which helped us reap substantial gains.

The longer duration translated to an effective maturity of 11.3 years, longer than that of many other U.S. government funds measured by Lipper. While this longer maturity range carried risk if interest rates rose, we believed that rates would decline during the summer and into the fall. They did.

We also invested in the right type of bonds, increasing assets in longer-term U.S. Treasurys in May and June just before the bond market rallied. Longer-term U.S. Treasurys are more sensitive to interest rate changes than federal agency or mortgage backed securities; their prices will rise more quickly as interest rates fall and vice versa. These bonds represented 47% of assets by June 30, 1995, up from 36% at our last writing. By adding to our assets in U.S. Treasurys as interest rates were declining, we were able to increase the Fund's price appreciation potential.

While we look for bonds whose prices will rise, we also want to maximize income. So we balance our Treasury holdings with U.S. government agency securities, which provide better income with very little difference in credit quality. Currently, we have 12% of assets in agency securities.

And Not So Well.
We could have held fewer mortgage backed securities. We modestly decreased these holdings, to 40% of assets from 43% at the end of April, as we anticipated a decline in interest rates. Had we known interest rates would fall so far so fast, we would have trimmed these holdings even further. These bonds don't appreciate as much as U.S. Treasury securities when rates are falling. That's because as interest rates fall, homeowners tend to refinance, paying off their mortgages early. This can make what should be more profitable longer-term securities suddenly behave like less profitable shorter-term securities.

Looking Ahead.
Bonds may produce more price gains if the long-term Treasury's yield drops to 6% or lower, as we expect it may. In anticipation, we will be buying intermediate- and long- term U.S. Treasury securities to take maximum advantage of a continued bond market rally. We'll also be looking to shift assets among government sectors, looking for the the best-yields available. This is not to say we're planning to become aggressive traders, however. Instead, we will keep one eye on yields to keep our income investors happy, and the other on price appreciation in an attempt to keep our total returns higher than the averages.

President's Letter                                  December 12, 1995
(PICTURE)

Dear Shareholder:

For many investors, 1995 was a profitable year -- most stock and bond funds enjoyed healthy returns from the U.S. markets. While climbing returns can tempt even the most skittish investors to start buying again, it is important to remember that the stock and bond markets go down just as they go up. At times like these, remember the importance of working with your Financial Advisor or Registered Representative to help you find investments that are consistent with your risk tolerance and time horizon. Your Financial Advisor or Registered Representative can help you maintain realistic expectations about both the potential performance and risks associated with your investments.

American Dream Savings Account.
The U.S. Congress is now considering one of the most significant and positive pieces of legislation to affect individual investors -- the American Dream Savings Account. This legislation may improve the traditional Individual Retirement Account (IRA) by allowing higher non- working spouse contributions as well as tax-free and penalty-free withdrawals from the account before age 59 1/2, for certain expenses. We will keep our Financial Advisors and Registered Representatives updated on the progress of this legislation, so call him or her to learn how you may benefit.

Shareholder Legislative Action Program.
From time to time we've be informing you about significant legislation before Congress, such as the American Dream Savings Account, that may potentially impact mutual fund investors. We want to make it easier for you to share your views with your Congressional member. So, beginning in 1996, your shareholder reports will contain postage-paid message cards that you simply drop in the mail if you want to let your senator or representative know how you feel about pending legislation.

Fund Profiles.
Over the past year, we've worked to make your shareholder reports more interesting, informative and easy to read. This year, we'll be turning our attention to "fund profiles." Some mutual fund companies now offer one to shareholders along with a full prospectus. The purpose of a fund profile is to provide a very brief, reader-friendly summary of a fund's objective, investments, risks and expenses. Would you like to see fund profiles from us? Please call your Financial Advisor or Registered Representative to share your views.

As always, thank you for your confidence in Prudential Mutual Funds.

Sincerely,

Richard A. Redeker
President

Portfolio of Investments as of October 31, 1995  PRUDENTIAL U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--94.2%
------------------------------------------------------------
Mortgage-Related Securities--42.6%
   $3,582   Chase Mortgage Finance Corp.,
               Series 1994-1, Class B-1,
            7.871%, 11/25/25 (CMO)                  $   3,588,440
    1,000   Federal Home Loan Bank,
            6.78%, 7/24/02                              1,008,590
    8,000   Federal Home Loan Mortgage Corp.,
            7.215%, 7/27/05                             8,223,760
            Federal National Mortgage Assoc.,
    6,508   8.50%, 7/1/17 - 2/1/25                      6,744,716
    3,503   9.00%, 8/1/24 - 4/1/25                      3,661,332
   20,325   Government National Mortgage Assoc.,
            7.00%, 5/15/23 - 6/15/24                   20,184,682
    5,840   Resolution Trust Corp.,
               Series 1994-1, Class B-2,
            7.75%, 9/25/29 (CMO)                        5,581,655
    5,000   Structured Asset Securities Corp.,
               Series 1995-C1, Class C,
            7.375%, 9/25/24 (CMO)                       4,835,938
                                                    -------------
            Total mortgage-related securities
               (cost $51,295,557)                      53,829,113
------------------------------------------------------------
U.S. Treasury Securities--34.4%
            U.S. Treasury Bonds,
    5,000   10.75%, 2/15/03                             6,399,200
    3,000   7.625%, 2/15/25                             3,482,820
    2,000   6.875%, 8/15/25                             2,146,560
            U.S. Treasury Notes,
    2,100   6.125%, 5/15/98                             2,121,987
   24,000   7.875%, 11/15/04                           27,048,720
    2,000   7.50%, 2/15/05                              2,205,620
                                                    -------------
            Total U.S. treasury securities
               (cost $40,251,906)                      43,404,907
U.S. Government Agency Stripped Security--12.4%
  $55,000   Federal National Mortgage Assoc.,
               Zero Coupon, 7/5/14
            (cost $12,117,581)                      $  15,649,150
------------------------------------------------------------
Corporate Bond--4.8%
    5,800   Bellaire Finance Inc.,
            9.32%, 2/1/08
            (cost $6,005,719)                           6,075,500
                                                    -------------
            Total long-term investments
               (cost $109,670,763)                    118,958,670
SHORT-TERM INVESTMENT--4.9%
------------------------------------------------------------
Repurchase Agreement
    6,170   Joint Repurchase Agreement Account,
            5.89%, 11/1/95 (Note 5)
               (cost $6,170,000)                        6,170,000
                                                    -------------
------------------------------------------------------------
Total Investments--99.1%
            (cost $115,840,763; Note 4)               125,128,670
            Other assets in excess of
               liabilities--0.9%                        1,201,955
                                                    -------------
            Net Assets--100%                        $ 126,330,625
                                                    -------------
                                                    -------------
---------------
CMO--Collateralized Mortgage Obligations.
--------------------------------------------------------------------------------
See Notes to Financial Statements.
3

Statement of Assets and Liabilities              PRUDENTIAL U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------

Assets
                               October 31, 1995
Investments, at value (cost
$115,840,763).................................................................
      $125,128,670
Cash.........................................................................
 .............................               3,767
Interest
receivable...................................................................
 ....................           1,653,362
Receivable for Fund shares
sold...........................................................................
            16,996
Deferred expenses and other
assets........................................................................
             3,494

                                 ----------------
   Total
assets.......................................................................
 ....................         126,806,289

                                 ----------------
Liabilities
Dividends
payable......................................................................
 ...................             180,445
Payable for Fund shares
reacquired...................................................................
 .....             137,623
Accrued
expenses.....................................................................
 .....................              89,242
Management fee
payable......................................................................
 ..............              53,915
Distribution fee
payable......................................................................
 ............              14,439

                                 ----------------
   Total
liabilities..................................................................
 ....................             475,664

                                 ----------------
Net
Assets.......................................................................
 .........................        $126,330,625

                                 ----------------

                                 ----------------
Net assets were comprised of:
   Shares of beneficial interest, at
par..................................................................        $
  123,594
   Paid-in capital in excess of
par.......................................................................
    130,893,714

                                 ----------------

                                    131,017,308
   Accumulated net realized loss on
investments...........................................................
(13,974,590)
   Net unrealized appreciation on
investments.............................................................
    9,287,907

                                 ----------------
Net assets, October 31,
1995.........................................................................
 .....        $126,330,625

                                 ----------------

                                 ----------------
Class A:
   Net asset value and redemption price per share
      ($47,794,128 / 4,676,790 shares of beneficial interest issued and
outstanding)......................                $10.22
   Maximum sales charge (4.0% of offering
price)..........................................................
  .43
   Maximum offering price to
public.......................................................................
             $10.65

                                 ----------------

                                 ----------------
Class B:
   Net asset value, offering price and redemption price per share
      ($78,322,589 / 7,661,677 shares of beneficial interest issued and
outstanding)......................               $10.22

                                 ----------------

                                 ----------------
Class C:
   Net asset value, offering price and redemption price per share
      ($213,908 / 20,925 shares of beneficial interest issued and
outstanding)............................               $10.22

                                 ----------------

                                 ----------------

--------------------------------------------------------------------------------
4                                             See Notes to Financial Statements.

PRUDENTIAL U.S. GOVERNMENT FUND
Statement of Operations
------------------------------------------------------------
------------------------------------------------------------

                                                 Year Ended
Net Investment Income                         October 31, 1995
Income
   Interest and discount earned............     $  9,562,021
                                              ----------------
Expenses
   Distribution fee--Class A...............           53,550
   Distribution fee--Class B...............          730,197
   Distribution fee--Class C...............              916
   Management fee..........................          637,329
   Transfer agent's fees and expenses......          262,000
   Custodian's fees and expenses...........          108,000
   Reports to shareholders.................           87,500
   Registration fees.......................           79,500
   Trustees' fees..........................           54,000
   Audit fees and expenses.................           31,500
   Legal fees..............................           20,000
   Miscellaneous...........................            1,029
                                              ----------------
       Total expenses......................        2,065,521
                                              ----------------
Net investment income......................        7,496,500
                                              ----------------
Realized and Unrealized Gain (Loss)
on Investments
Net realized loss on investment
   transactions............................       (2,919,749)
Net change in unrealized
   appreciation/depreciation on
   investments.............................       16,766,631
                                              ----------------
Net gain on investments....................       13,846,882
                                              ----------------
Net Increase in Net Assets
Resulting from Operations..................     $ 21,343,382
                                              ----------------
                                              ----------------

PRUDENTIAL U.S. GOVERNMENT FUND
Statement of Changes in Net Assets
------------------------------------------------------------
------------------------------------------------------------

Increase (Decrease)                      Year Ended October 31,
in Net Assets                           1995                1994
Operations
   Net investment income........    $  7,496,500        $  8,705,238
   Net realized loss on
      investment transactions...      (2,919,749)         (1,123,882)
   Net change in unrealized
      appreciation/depreciation
      on investments............      16,766,631         (21,394,608)
                                  ----------------    ----------------
   Net increase (decrease) in
      net assets
      resulting from
      operations................      21,343,382         (13,813,252)
                                  ----------------    ----------------
Dividends to shareholders from
   net investment income (Note
   1)
   Class A......................      (2,232,323)           (450,567)
   Class B......................      (5,256,375)         (8,254,322)
   Class C......................          (7,802)               (349)
                                  ----------------    ----------------
                                      (7,496,500)         (8,705,238)
                                  ----------------    ----------------
Fund share transactions (net of
   share conversions) (Note 6)
   Net proceeds from shares
      sold......................      23,933,835          39,812,693
   Net asset value of shares
      issued in reinvestment of
      dividends.................       4,914,468           5,677,995
   Cost of shares reacquired....     (47,281,005)        (65,811,259)
                                  ----------------    ----------------
   Net decrease in net assets
      from Fund share
      transactions..............     (18,432,702)        (20,320,571)
                                  ----------------    ----------------
Total decrease..................      (4,585,820)        (42,839,061)
Net Assets
Beginning of year...............     130,916,445         173,755,506
                                  ----------------    ----------------
End of year.....................    $126,330,625        $130,916,445
                                  ----------------    ----------------
                                  ----------------    ----------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.
5

Notes to Financial Statements                    PRUDENTIAL U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------
Prudential U.S. Government Fund (the ``Fund'') was organized as a Massachusetts business trust on October 2, 1986. Investment operations commenced on November 7, 1986. The Fund's primary investment objective is to seek a high total return, capital appreciation plus high current income, primarily through investment in U.S. Government securities and obligations issued or guaranteed by U.S. Government agencies or instrumentalities. The ability of issuers of debt securities, other than those issued or guaranteed by the U.S. Government, may be
affected by economic developments in a specific industry or region.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security Valuation: The Board of Trustees has authorized the use of an independent pricing service to determine valuations for normal institutional size trading units of securities. The pricing service considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at securities valuations. Options and financial futures contracts listed on exchanges are valued at their closing price on the applicable exchange. When market quotations are not readily available, a security is valued at fair value as determined in good faith by or under the direction of the Board of Trustees.
Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.
In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults, and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
Dollar Rolls: The Fund enters into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase somewhat similar securities on a specified future date. During the roll period the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. There were no dollar rolls outstanding as of October 31, 1995
Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis.
Net investment income, other than distribution fees, and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Federal Income Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.
Dividends and Distributions: Dividends from net investment income are accrued daily and payable monthly. The Fund will distribute annually any net realized capital gains in excess of capital loss carryforwards, if any. Dividends and distributions are recorded on the ex-dividend date.
Income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Mutual Fund Management, Inc. (``PMF''). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PMF is computed daily and payable monthly at an annual rate of .50 of 1% of the Fund's average daily net assets.
The Fund has distribution agreements with Prudential Mutual Fund Distributors, Inc. (``PMFD''), which acts as the distributor of the Class A shares of the Fund, and with Prudential Securities Incorporated (``PSI''), which acts as distributor of the Class B and Class C shares of the Fund (collectively the ``Distributors''). The Fund compensates the Distributors for distributing and servicing the Fund's Class A, Class B and C shares,
--------------------------------------------------------------------------------
6
Notes to Financial Statements                    PRUDENTIAL U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------
pursuant to plans of distribution, (the ``Class A, B and C Plans'') regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly.
Pursuant to the Class A , B and C Plans, the Fund compensates the Distributors for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .15 of 1%, .85 of 1% and .75 of
1% of the average daily net assets of the Class A, B and C shares, respectively, for the period November 1, 1994 through October 1, 1995. Effective October 2, 1995, the Distributors suspended the continuous offering of Fund shares in conjunction with a proposed reorganization (Note 7) and distribution fees were reduced to .15 of 1%, .10 of 1% and .15 of 1% of the average daily net assets of
the Class A, B and C shares, respectively, for the period October 2, 1995 through October 31, 1995.
PMFD has advised the Fund that it has received approximately $43,600 in front-end sales charges resulting from sales of Class A shares during the fiscal year ended October 31, 1995. From these fees, PMFD paid such sales charges to PSI and Pruco Securities Corporation, affiliated broker-dealers, which in turn paid commissions to sales persons and incurred other distribution costs.
PSI has advised the Fund that for the fiscal year ended October 31, 1995, it received approximately $393,100 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders.
PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent. During the year ended October 31, 1995, the Fund incurred fees of approximately $211,400 for the services of PMFS. As of October 31, 1995, approximately $17,700 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 1995 were $279,018,197 and $302,093,718, respectively.
The federal income tax basis of the Fund's investments at October 31, 1995 was substantially the same as the basis for financial statement reporting purposes and, accordingly, net and gross unrealized appreciation of investments for federal income tax purposes was $9,287,907.
For federal income tax purposes, the Fund has a capital loss carryforward as of October 31, 1995 of approximately $13,974,600 of which $1,017,200 expires in 1997, $8,301,600 expires in 1998, $1,736,000 expires in 2002 and $2,919,800 expires in 2003. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward.
The average monthly balance of dollar rolls outstanding during the year ended October 31, 1995 was approximately $229,000.
------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of October 31, 1995, the Fund had a .66% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Fund represents $6,170,000 in principal amount. As of such date, each repurchase agreement in the joint account and the value of
the collateral therefor were as follows:
Bear, Stearns & Co., 5.875%, in the principal amount of $273,000,000, repurchase price $273,044,552, due 11/1/95. The value of the collateral including accrued interest was $278,800,077.
CS First Boston Corp., 5.90%, in the principal amount of $273,000,000, repurchase price $273,044,742, due 11/1/95. The value of the collateral including accrued interest was $278,529,780.
Goldman Sachs & Co., 5.88%, in the principal amount of $273,000,000, repurchase price $273,044,590, due 11/1/95. The value of the collateral including accrued interest was $278,460,050.
Smith Barney, Inc., 5.93%, in the principal amount of $114,753,000, repurchase price $114,771,902, due 11/1/95. The value of the collateral including accrued interest was $117,048,982.
------------------------------------------------------------
Note 6. Capital
The Fund previously offered Class A, Class B and Class C shares. Class A shares were sold with a front-end sales charge of up to 4.0%. Class B shares were sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held.
--------------------------------------------------------------------------------

Notes to Financial Statements                    PRUDENTIAL U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------
Class C shares were sold with a contingent deferred sales charge of 1% during the first year. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege was also available for shareholders who qualified to purchase Class
A
shares at net asset value.
The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value. Transactions in shares of beneficial interest for the years ended October 31, 1995 and 1994 were as follows:

Class A                                  Shares        Amount
-------------------------------------  ----------   ------------
Year ended October 31, 1995:
Shares sold..........................     401,095   $  3,847,025
Shares issued in reinvestment of
  dividends..........................     135,894      1,333,218
Shares reacquired....................    (772,022)    (7,517,042)
                                       ----------   ------------
Net decrease in shares outstanding
  before conversion..................    (235,033)    (2,336,799)
Shares issued upon conversion
  from Class B.......................   4,171,973     39,281,023
                                       ----------   ------------
Net increase in shares outstanding...   3,936,940   $ 36,944,224
                                       ----------   ------------
                                       ----------   ------------
Year ended October 31, 1994:
Shares sold..........................     359,574   $  3,519,655
Shares issued in reinvestment of
  dividends..........................      31,480        306,085
Shares reacquired....................    (297,934)    (2,879,593)
                                       ----------   ------------
Net increase in shares outstanding...      93,120   $    946,147
                                       ----------   ------------
                                       ----------   ------------
Class B
-------------------------------------
Year ended October 31, 1995:
Shares sold..........................   2,076,197   $ 19,912,044
Shares issued in reinvestment of
  dividends..........................     372,943      3,574,427
Shares reacquired....................  (4,158,823)   (39,736,185)
                                       ----------   ------------
Net decrease in shares outstanding
  before conversion..................  (1,709,683)   (16,249,714)
Shares reacquired upon conversion
  into Class A.......................  (4,171,973)   (39,281,023)
                                       ----------   ------------
Net decrease in shares outstanding...  (5,881,656)  $(55,530,737)
                                       ----------   ------------
                                       ----------   ------------
Class B                                  Shares        Amount
-------------------------------------  ----------   ------------
Year ended October 31, 1994:
Shares sold..........................   3,633,315   $ 36,246,363
Shares issued in reinvestment of
  dividends..........................     550,260      5,371,630
Shares reacquired....................  (6,392,542)   (62,931,666)
                                       ----------   ------------
Net decrease in shares outstanding...  (2,208,967)  $(21,313,673)
                                       ----------   ------------
                                       ----------   ------------
Class C
-------------------------------------
Year ended October 31, 1995:
Shares sold..........................      18,121   $    174,766
Shares issued in reinvestment of
  dividends..........................         696          6,823
Shares reacquired....................      (2,884)       (27,778)
                                       ----------   ------------
Net increase in shares outstanding...      15,933   $    153,811
                                       ----------   ------------
                                       ----------   ------------
August 1, 1994* through
  October 31, 1994:
Shares sold..........................       4,962   $     46,675
Shares issued in reinvestment of
  dividends..........................          30            280
                                       ----------   ------------
Net increase in shares outstanding...       4,992   $     46,955
                                       ----------   ------------
                                       ----------   ------------
---------------
  * Commencement of offering of Class C shares.

------------------------------------------------------------
Note 7. Proposed Reorganization
On September 28, 1995, the Trustees approved an Agreement and Plan of Reorganization and Liquidation for the Fund (the ``Plan of Reorganization'') which provides for the transfer of substantially all of the assets and liabilities of the Fund to Prudential Government Income Fund, Inc. (``Government Income''). Class A, Class B and Class C shares of the Fund will be exchanged at net asset value for Class A, Class B and Class C shares, respectively, of equivalent value of Government Income. The Fund will then cease operations.
The Plan requires the approval of shareholders of the Fund to become effective. A proxy and prospectus was mailed to shareholders of the Fund in November 1995. If the Plan is approved, it is expected that the reorganization will take place in January 1996. The Fund and Government Income will each bear their pro rata share of the costs of the reorganization, including costs of proxy solicitation.
--------------------------------------------------------------------------------
8

Financial Highlights                             PRUDENTIAL U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------

                                                                        Class
A

---------------------------------------------------
                                                                Year Ended
October 31,

---------------------------------------------------
                                                   1995        1994       1993
     1992       1991
                                                  -------     ------     ------
   ------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............    $  9.16     $10.59     $ 9.69
   $ 9.49     $ 8.97
                                                  -------     ------     ------
   ------     ------
Income from investment operations
Net investment income.........................        .62        .61        .64
      .68        .66
Net realized and unrealized gain (loss) on
   investment transactions....................       1.06      (1.43)       .90
      .20        .52
                                                  -------     ------     ------
   ------     ------
   Total from investment operations...........       1.68       (.82)      1.54
      .88       1.18
                                                  -------     ------     ------
   ------     ------
Less distributions
Dividends from net investment income..........       (.62)      (.61)      (.64)
    (.68)      (.66)
                                                  -------     ------     ------
   ------     ------
Net asset value, end of year..................    $ 10.22     $ 9.16     $10.59
   $ 9.69     $ 9.49
                                                  -------     ------     ------
   ------     ------
                                                  -------     ------     ------
   ------     ------
TOTAL RETURN(a)...............................      18.91%     (7.80)%    16.43%
    9.39%     13.72%
RATIOS / SUPPLEMENTAL DATA:
Net assets, end of year (000).................    $47,794     $6,776     $6,849
   $5,024     $2,574
Average net assets (000)......................    $35,700     $7,093     $6,339
   $3,769     $2,158
Ratios to average net assets:
   Expenses, including distribution fees......       1.17%      1.09%       .96%
     .94%      1.24%
   Expenses, excluding distribution fees......       1.02%       .94%       .81%
     .79%      1.09%
   Net investment income......................       6.25%      6.35%      6.35%
    6.92%      7.24%
Portfolio turnover............................        231%        39%        66%
      66%       236%

---------------
 (a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.
9

Financial Highlights                             PRUDENTIAL U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------

Class B                               Class C

-----------------------------------------------------------     --------
                                                                    Year Ended
October 31,

-----------------------------------------------------------
                                                   1995         1994
1993         1992         1991         1995
                                                  -------     --------
--------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........    $  9.16     $  10.60     $
9.70     $   9.50     $   8.97     $   9.16
                                                  -------     --------
--------     --------     --------     --------
Income from investment operations
Net investment income.........................        .55          .53
 .55          .59          .59          .56
Net realized and unrealized gain (loss) on
   investment transactions....................       1.06        (1.44)
 .90          .20          .53         1.06
                                                  -------     --------
--------     --------     --------     --------
   Total from investment operations...........       1.61         (.91)
1.45          .79         1.12         1.62
                                                  -------     --------
--------     --------     --------     --------
Less distributions
Dividends from net investment income..........       (.55)        (.53)
(.55)        (.59)        (.59)        (.56)
                                                  -------     --------
--------     --------     --------     --------
Net asset value, end of period................    $ 10.22     $   9.16     $
10.60     $   9.70     $   9.50     $  10.22
                                                  -------     --------
--------     --------     --------     --------
                                                  -------     --------
--------     --------     --------     --------
TOTAL RETURN(a)...............................      18.13%       (8.57)%
15.44%        8.46%       12.86%       18.24%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............    $78,323     $124,094
$166,907     $155,143     $158,790     $    214
Average net assets (000)......................    $91,630     $146,123
$162,107     $154,502     $168,421     $    136
Ratios to average net assets:
   Expenses, including distribution fees......       1.80%        1.75%
1.81%        1.79%        2.09%        1.69%
   Expenses, excluding distribution fees......       1.00%         .94%
 .81%         .79%        1.09%        1.02%
   Net investment income......................       5.74%        5.65%
5.50%        6.07%        6.39%        5.74%
Portfolio turnover............................        231%          39%
  66%          66%         236%         231%


                                                August 1,
                                                 1994(b)
                                                 Through
                                                August 31,
                                                   1994
                                                   -----

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........    $ 9.58
                                                   -----

Income from investment operations
Net investment income.........................       .15
Net realized and unrealized gain (loss) on
   investment transactions....................      (.42)
                                                   -----

   Total from investment operations...........      (.27)
                                                   -----

Less distributions
Dividends from net investment income..........      (.15)
                                                   -----

Net asset value, end of period................    $ 9.16
                                                   -----
                                                   -----

TOTAL RETURN(a)...............................     (3.03)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............    $   46
Average net assets (000)......................    $   23
Ratios to average net assets:
   Expenses, including distribution fees......      1.82%(c)
   Expenses, excluding distribution fees......      1.07%(c)
   Net investment income......................      6.25%(c)
Portfolio turnover............................        39%

---------------
 (a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
 (b) Commencement of offering of Class C shares.
 (c) Annualized.
--------------------------------------------------------------------------------
10                                            See Notes to Financial Statements.

Independent Auditors' Report                     PRUDENTIAL U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------
The Shareholders and Trustees
Prudential U.S. Government Fund
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prudential U.S. Government Fund as of October 31, 1995, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of October 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential U.S. Government Fund as of October 31, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
December 13, 1995

Important Notice for Shareholders                PRUDENTIAL U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------
We are required by Massachusetts, Missouri, and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the mutual fund meets certain requirements mandated by the respective state taxing authorities. We are pleased to report that 42% of the dividends paid by the Fund qualify for such tax deduction.
--------------------------------------------------------------------------------

Getting
The Most
From Your
Prudential
Mutual
Fund

When you invest through Prudential Mutual Funds, you receive financial advice through a Prudential Securities financial advisor or Prudential/Pruco Securities registered representative. Your advisor or representative can provide you with the following services:

There's No Reward Without Risk; But Is This Risk Worth It?

Your financial advisor or registered representative can help you match the reward you seek with the risk you can tolerate. And risk can be difficult to gauge --sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction -- there are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets and who knows you!

Keeping Up With The Joneses.

A financial advisor or registered representative can help you wade through the numerous mutual funds available to find the ones that fit your own individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals, not at you personally. Your financial advisor or registered representative will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance -- not just based on the current investment fad.

Buy Low, Sell High.
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial advisor or registered representative can answer questions when you're confused or worried about your investment, and remind you that you're investing for the long haul.

Prudential Mutual Funds
One Seaport Plaza
New York, NY 10292

Toll Free (800) 225-1852
Internet Address:
http:\\www.prudential.com

Trustees
Stephen C. Eyre
Delayne D. Gold
Don G. Hoff
Harry A. Jacobs, Jr.
Sidney R. Knafel
Robert A. LaBlanc
Thomas A. Owens, Jr.
Richard A. Redeker
Clay T. Whitehead

Officers
Richard A. Redeker, President
Robert F. Gunia, Vice President
Eugene S. Stark, Treasurer
Stephen M. Ungerman, Assistant Treasurer
S. Jane Rose, Secretary
Ellyn C. Acker, Assistant Secretary

Manager
Prudential Mutual Fund Management, Inc.
One Seaport Plaza
New York, NY 10292

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07101

Distributors
Prudential Mutual Fund Distributors, Inc.
Prudential Securities Incorporated
One Seaport Plaza
New York, NY 10292

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services, Inc.
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281

Legal Counsel
Shereff, Friedman, Hoffman & Goodman LLP
919 Third Avenue
New York, NY 10022

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(LOGO)

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Prudential Mutual Funds
One Seaport Plaza
New York, NY 10292
Toll Free  (800) 225-1852

743914202
743914103         MF130E
743914301  Cat. #4401177